Hudson Global at a Glance Factsheet – September 2023 $mm, except per share amounts # of Employees(7) 1,220 # of Countries(7) 14 Grow RPO ► Global RPO market expected to grow CAGR of 13.9% from 2021 to 2030(8) ► Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) • Superior service and delivery • Go deeper and broader with existing clients • Grow in existing markets and expand into new markets to support our clients’ needs • Add new clients then “land and expand” ► Hudson RPO is investing in people and technology to accelerate its growth(2) ► Leverage existing strong reputation by expanding marketing efforts, including social media and website Keep Overhead Expenses Low ► Reduced complexity left over from legacy businesses ► Both corporate and regional ► No impact on revenues or growth Investigate Acquisition Opportunities ► Expand capabilities and capacity, not just growth for growth’s sake ► Deepen geographic and/or sector presence ► Add new talent and skill sets ► Immediately accretive ► Utilize NOL Repurchase Stock ► Will be opportunistic/price sensitive ► Goal is to maximize long-term value per share, not just “return cash” ► Balance with acquisition opportunities (8) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+- +Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd Business Strategy Manila, Philippines Shanghai, China Edinburgh, Scotland Tampa, Florida, US India Centers of Excellence ► Hudson Global, Inc. (Nasdaq: HSON) (“Hudson Global” or “the Company”) owns Hudson RPO, a pure-play Total Talent Solutions provider ► Nasdaq-listed; spun-off from Monster.com in 2003 ► Strong financial position: $23.0(3) million of cash and $303(4) million of usable NOL carryforwards ► Stock buyback: completed a $10 million program & initiated a new $5 million program on 8/8/23; shares outstanding reduced by approximately 12% since 12/31/18 ► Owner mindset: board and management own approximately 17%(6) of total shares outstanding and expect to own more over time ► Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks Stock Price(2) $22.15 Shares Outstanding(5) 2.8M Market Capitalization(2) $62.5 Cash(3) $23.0 Debt(3) $0.0 Usable NOL Carryforward(4) $303 ___________________________________________ ___________________________________________ (1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation. (2) As of August 31, 2023. Market Capitalization defined as Shares Outstanding times Stock Price. (3) As of June 30, 2023. Cash includes $0.4m of restricted cash. Debt excludes operating lease obligations. (4) As of December 31, 2022 as disclosed in 2022 Form 10-K. NOL carryforward is for U.S. federal and state tax expense. (5) 2.8 million shares outstanding as of July 31, 2023. Does not include unissued or unvested RSUs. (6) Includes unvested share units and share units that will be issued up to 90 days after a director’s/officer’s separation from service. (7) As of June 30, 2023. . Coit Group: October 2020 ► Significantly expanded Hudson RPO’s tech presence in the US; new Hudson office in San Francisco ► Established, profitable business with strong client base ► Coit’s founders (Joe Belluomini and Tim Farrelly) became co- CEOs of Hudson RPO’s newly formed Technology Group ► Combination of cash, shares, promissory note, and earn-out agreements Disciplined Acquisition Strategy Karani: November 2021 ► Expanded Hudson RPO’s global delivery capability by adding substantial presence in India and Philippines ► Strong partnership with recruitment and staffing firms ► Large and growing client base supported by over 500 employees in India and 125 in the Philippines ► Expanded Hudson RPO’s expertise in technology recruitment ► Combination of cash and promissory note Investor Relations The Equity Group Inc. Lena Cati 212-836-9611 lcati@equityny.com Hudson Global, Inc. Jeffrey E. Eberwein CEO 203-489-9501 ir@hudsonrpo.com Contact Us: Hunt & Badge: August 2022 ► Expanded Hudson RPO’s footprint further into the India recruitment market ► Compliments Karani’s offerings with many potential synergies between the two companies ► Partners with companies of all sizes, including well- known multinationals, across a variety of industries $mm 2019 2020 2021 2022 LTM Revenue $93.8 $101.4 $169.2 $200.9 $180.2 Adj. Net Revenue $43.6 $39.1 $68.2 $99.2 $90.7 Adj EBITDA-RPO(1) $4.5 $2.9 $13.5 $20.1 $13.1 % of Adj Net Revenue 10.4% 7.5% 19.8% 20.3% 14.4% Corp Costs(1) $4.1 $3.3 $3.4 $3.7 $3.8 Adj EBITDA(1) $0.5 $(0.4) $10.0 $16.4 $9.2 Factsheet – September 2023 ► Grow profitability over time; turning profitable in mid-2019 was a watershed event in our Company’s history ► Generate high returns on internal growth projects ► Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q2 2023 rolling four quarters of 14.4% • Keep Corporate Costs low, even as profits from operating businesses grow • Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs) ► Maximize EPS over the long term through: • Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins • Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time • Reducing share count through opportunistic stock repurchases Financial Goals PROFITABILITY INTERNAL GROWTH EBITDA MARGIN MAXIMIZE EPS Hudson Global: Significant Reduction in Corporate Costs Hudson RPO: Salaries & Related Expenses (1) Excludes non-recurring expenses. (2) Before corporate costs of Hudson Global. Americas 49% EMEA 16% APAC 35% $99.2M Americas 40% EMEA 18% APAC 42% $68.2M $49.0M $15.9M $34.3M $27.1M $12.5M $28.6M Adjusted Net Revenue by Region (Excludes cost pass-throughs of Contracting) Full Year 2021 Full Year 2022 Hudson RPO: Profit Margin Improvement RPO – a Fast Growing Market (1) 13.9% CAGR From 2021 – 2030 2021 2030 E Estimated Growth for Global RPO Market (1) https://www.researchandmarkets.com/reports/5641387/recruitment-process-outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226+- +Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+by+13.9%25+Annually+Through+2030&utm_exec=como322prd $44.3M Adjusted Net Revenue $0.58 Adjusted EPS (Non-GAAP) $3.8M Adjusted EBITDA (Non-GAAP) Financial Highlights H1 2023 60% 65% 70% 75% 80% 85% 90% 95% 100% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Salaries & Related(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Goal 0% 5% 10% 15% 20% 25% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 RPO Adj EBITDA(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) 5.6 4.1 3.3 3.4 3.7 2.4 1.1 0.8 0.6 0.3 $- $2 $4 $6 $8 $10 2018 2019 2020 2021 2022 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.0M Goal $4.1M